MANAGEMENT AGREEMENT
                              --------------------

BE IT KNOWN, that before the undersigned Notary(ies) Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

COLONIAL HOLDINGS MANAGEMENT, INC., a Virginia corporation, domiciled and with its principal place of business in the County of New Kent and whose mailing address is declared to be 10515 Colonial Downs Parkway, New Kent, Virginia 23124, facsimile number: 1-804-966-1567, (the "Manager"),

JALOU L.L.C., a Louisiana limited liability company, domiciled and with its principal place of business in the County of Cuyahoga, State of Ohio and whose mailing address is declared to be 1231 Main Avenue, Cleveland, Ohio 44113, facsimile number 1-216-861-6315;

and

JALOU II INC., a Louisiana corporation, domiciled and with its principal place of business in the County of Cuyahoga, State of Ohio and whose mailing address is declared to be 1231 Main Avenue, Cleveland, Ohio 44113, facsimile number 1-216-861-6315, (JALOU L.L.C. and JALOU II INC. are collectively referred to as "Owner");

all of whom did execute this Management Agreement ("Agreement"), this 7th day of February, 2001 ("Effective Date").

                                   WITNESSETH
                                   ----------

     A. Owner now owns or is acquiring several truck stop and restaurant facilities (hereinafter referred to as the "Facilities") located throughout the State of Louisiana;

     B. The Facilities include the operation of video draw poker gaming devices; and

     C. Owner desires to engage Manager to manage and operate the Facilities and Manager desires to render such management services to Owner, all upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   ENGAGEMENT  OF  MANAGER.
          -----------------------

          Owner does hereby engage Manager and Manager does hereby agree to serve as the sole and exclusive management agent for Owner in connection with the operation of the Facilities for the period of time and upon the terms and conditions hereinafter set forth.

     2.   MANAGER'S  DUTIES.
          -----------------

          The  Manager  shall  be  responsible  for  the  following:

          A. To operate each Facility as a casino, restaurant, convenience store and/or gas and diesel fueling station, as applicable, and to do all things which are necessary and proper thereto.

          B. To oversee all management, operations, accounting and any and all necessary actions incident thereto for each Facility.

          C.   To  abide  by  the  terms  of  all  applicable  leases.

          D. To prepare, at such times as are agreed to between the Owner and the Manager, an annual operating plan and budget for Owner's review and approval, and to operate each Facility pursuant to such plan and budget.

          E. To supervise, oversee, hire and direct, on behalf of Owner, all on-site personnel which are required for the efficient and effective operation of the Facilities, all of which shall be and remain employees of the Owner.

          F. To ensure compliance with all federal, state and local gaming, liquor, health, safety and other laws, rules and regulations.

          G. To perform such other acts and take such other actions as may, from time to time, be reasonably required by the Owner.

     3.   MANAGEMENT,  BUDGETING,  COMPLIANCE  AND  REPAIRS  AND  ALTERATIONS.
          -------------------------------------------------------------------

          Manager shall, annually throughout the term of this Agreement, submit to Owner for Owner's approval, by such dates as are agreed to between the Owner and the Manager, a proposed budget for each Facility covering the next fiscal year, which budget shall include projected gross sales and receipts from operations and all of the anticipated expenditures for the operation, maintenance, repair and/or alteration of the Facility, including the expected payroll expense of all the Facility's On-Site Employees (as hereinafter defined) and any and all capital expenses to be incurred at each Facility. Such budget shall be in a format and contain such detail as is reasonably satisfactory to Owner.

          Manager agrees to manage, operate and maintain the Facilities, from the funds generated by the Facilities, in an efficient and satisfactory manner. To the best of its abilities, Manager shall, at the cost and expense of Owner, be responsible for full compliance with all federal, state and municipal laws, ordinances, regulations and orders relative to the operation, use, repair and maintenance of the Facilities, and with the rules, regulations and orders of all other applicable governmental agencies. Manager further agrees to promptly remedy, at the cost and expense of Owner, any violation of such laws, ordinances, rules or regulations that come to its attention, and Manager shall be reimbursed for any expenses incurred in doing so, unless such expenses are a result of the negligence of the Manager or its agents or employees. Manager agrees to immediately communicate with the Owner to ensure that arrangements may be made promptly for remedying any violation and reimbursing Manager in the event Manager shall have advanced its own funds in fulfilling its obligations hereunder. Unless expressly stated otherwise, nothing contained herein shall be interpreted as requiring the Manager to use or advance any of its own funds to fulfill its obligations under this Agreement.

          Manager shall arrange for the maintenance and repair of the Facilities in order to keep the same in a safe, sound, attractive and operational condition. Manager shall, from the funds collected or received by Manager with respect to the operation of the Facilities, but within the limitations set forth in the then current budget, pay all costs and expenses of operating the Facilities. Notwithstanding the foregoing, without the prior approval of Owner, Manager shall not make or incur expenditures for the maintenance, repair or alteration of the Facilities in excess of the then current budget limitation therefor as set forth in the current budget approved by Owner, except for expenditures for emergency repairs to the Facilities which, in Manager's opinion, are required for the preservation and safety of the Facilities or to avoid the suspension of any service to or of the Facilities or to avoid danger to life or property at the Facilities. Manager agrees, as possible, to confer immediately with Owner regarding any such emergency expenditures.

     4.   CASH  MANAGEMENT.
          ----------------

          Manager shall collect and hold in trust for the account of Owner all sales and receipts and any and all other charges and/or income accruing to Owner from the operation of the Facilities during the term of this Agreement. Manager will be responsible for any billing activities with respect to the Facilities. Manager shall utilize such collection procedures as it deems appropriate in order to collect any past due gross sales or other charges or income from the Facilities, including the institution of suits in Owner's name and at Owner's expense. Manager will keep Owner advised, from time to time, of Manager's collection activities hereunder and will promptly advise Owner if Manager is unable to collect any such income or charges. Manager shall not, nor shall Manager be obligated to, institute, prosecute and/or settle any judicial proceedings with respect to such collection activities without the direction and consent of the Owner and the reimbursement by Owner of any expenses incurred in connection therewith (to the extent not otherwise paid to or reimbursed to Manager incidental to such collection activity).

               Wherever in this Agreement Manager is required to make a payment out of funds generated by the Facilities which are collected or received by Manager pursuant to this Section 4, Owner agrees that in the event the funds
                             ---------
available for such payment are not sufficient to cover the same, Owner shall promptly provide sufficient funds to cover such payment.

          Manager is authorized to pay the reasonable cost of the operating expenses for each Facility, including payroll, utilities, insurance, advertising and promotional expenses, but only within limitations set forth in the then approved budget.

          Notwithstanding the foregoing, in no event shall Manager be authorized to expend more than has been budgeted in any one transaction or series of transactions within any given calendar month without the prior written consent of the Owner.

          Should any claims, demands, suits or other legal proceedings be made or instituted by any person against Owner arising out of any of the matters to which this Agreement relates, Manager agrees to give Owner all reasonable information and assistance in the defense of or other disposition thereof.

     5.   EMPLOYEES  AND  INDEPENDENT  CONTRACTORS.
          ----------------------------------------

          Employees physically employed on-site at any single facility ("On-Site Employees") shall be employees of the Owner and all salaries, payroll costs, benefits, taxes and any other expenses associated with On-Site Employees shall be paid by the Manager out of the funds generated by each respective Facility. Notwithstanding the foregoing, all matters pertaining to the employment of On-Site Employees are the responsibility of the Manager. Manager agrees to fully comply with all applicable laws and regulations having to do with hiring, workers' compensation, social security, unemployment insurance, hours of labor, wages, employment taxes and contributions, working conditions, retention, gaming and liquor laws and like subjects affecting employers as such.

          The following: Ian M. Stewart, Reid M. Smith, Richard Gottardi, and such other individuals as shall be agreed upon between the Owner and the Manager, shall be employees of the Manager ("Management Employees") and all salaries, payroll costs, benefits, taxes and any other expenses associated with Management Employees shall be solely the cost and expense of the Manager. Manager agrees to have in its employ at all times a sufficient number of capable employees to enable it to properly, adequately, safely and economically manage each Facility.

          Manager shall be responsible for the hiring, training and supervision of efficient and competent personnel at the Facilities. Manager, as it deems necessary, may, from the funds collected or received by Manager with respect to the Facilities, but within the limitations set forth in the then current budget, hire and pay independent contractors for the maintenance, repair and alteration of the Facilities.

     6.   UTILITY  SERVICES/PERMITS.
          -------------------------

          Manager shall arrange for such contracts for electricity, gas, fuel, water, telephone, rubbish removal and other like services, as well as all permits and licenses necessary for economic operation of the Facilities as Manager shall deem advisable or shall be required by law. Permits and licenses shall include, but are not limited to, state and local gaming, liquor and occupational licenses. Such contracts, permits and licenses shall be made by Manager in Owner's or its designee's name.

     7.   INSURANCE.
          ---------

          Unless otherwise directed in writing by Owner, Manager shall, throughout the term of this Agreement, be responsible for the placement, maintenance and payment of all forms of insurance required by law or, in Owner's or Manager's judgment, needed to adequately protect Owner and Manger (both of whom shall be named as insureds thereunder) with respect to the Facilities but in all respects as required by any lease or law. Manager shall pay the cost of such insurance out of funds generated by the Facilities which are collected or received by the Manger pursuant to Section 4. Manager shall keep such insurance
                                   ---------
in force throughout the term of this Agreement in companies satisfactory to Owner and such insurance shall adequately insure against liability for loss, damage or injury to property or persons which might arise out of the occupancy, management, operation or maintenance of the Facilities.

          The insurance to be obtained hereunder shall, without limitation, include public liability and property damage insurance, fire and extended coverage insurance and burglary and theft insurance, each with coverage amounts of not less than $1,000,000.00 per occurrence and with the Manager to be a named insured on all such policies. Copies of all such insurance policies shall be furnished to Owner, and Manager shall, from time to time but at least once annually, review such insurance coverage and make its recommendations, if any, concerning the same to Owner. Manager shall cooperate with Owner with respect to any claim which may arise under any such insurance policies; provided, however, the prosecution of any such claim shall be at the sole cost and expense of Owner. Manager agrees to notify Owner as soon as possible after it receives notice of any loss, damage or injury, and shall take no action (such as admission of liability) which might prejudice Owner in its defense to a claim based on such loss, damage or injury. Manager agrees that Owner shall have the exclusive right, at its option, to conduct the defense to any claim, demand or suit within the limits prescribed by the policy or policies of insurance. Notwithstanding the foregoing, any and all proceeds from any insurance policy relating to casualty, theft and public liability losses shall be the sole and exclusive property of the Owner.

          Nothing contained in the foregoing is intended to affect the general requirement that the properties shall be managed, operated and maintained in a safe condition and in a proper and careful and efficient manner, as contemplated by this Agreement.

     8.   BANK  ACCOUNT.
          -------------

          All monies collected or received by Manager with respect to any Facility shall held in trust for the benefit of the Owner and shall be promptly deposited into one or more separate bank accounts in a bank satisfactory to Owner, which account shall be used solely for funds of the Facilities, and such funds shall not be commingled with the Manager's other funds. The bank(s) shall be informed that such funds are held in trust for Owner. Checks may be drawn on such account(s) only for purposes authorized under this Agreement, and under no circumstances shall checks be drawn to the order or benefit of Manager except for the payment of the Management Fee (as hereinafter defined) or the refund or reimbursement of amounts authorized hereunder, or advanced by Manager for the benefit of Owner pursuant to this Agreement.

     9.   BOOKS,  RECORDS  AND  STATEMENTS.
          --------------------------------

          Manager agrees to keep adequate books and records in connection with all matters contemplated by this Agreement and/or required by any lease or law and to allow an authorized representative of Owner, at any reasonable time, to examine the same or any correspondence pertaining to transactions arising out of this Agreement.

          Throughout the continuation of this Agreement, Manager shall furnish Owner with the following statements concerning the operation of the Facilities at the times and in the manner specified:

          A. Not less than sixty (60) days prior to the beginning of each calendar year of the term of this Agreement, an annual operating budget, maintenance budget and cash flow forecast with respect to the Facilities for the next succeeding twelve (12) month period; and

          B. Within ninety (90) days after the expiration of each twelve (12) month period (based on a calendar year) of the term of this Agreement, financial statements of the Facilities for such twelve
               (12)  month  period.


     10.  MANAGER'S  COMPENSATION.
          -----------------------

          For the services described in this Agreement, Manager shall receive an amount equal to (the "Management Fee"):

          A. Three percent (3%) of the monthly Gross Revenue (as hereinafter defined) of Winner's Choice Casino, Inc., payable within seven
               (7) days following the end of each calendar month; plus five percent (5%) of Winner's Choice Casino, Inc.'s quarterly EBITDA (as hereinafter defined), payable within forty-five (45) days following the end of each calendar quarter.

          B. Three percent (3%) of the monthly Gross Revenue (as hereinafter defined) of Houma Truck Plaza & Casino, L.L.C., payable within seven (7) days following the end of each calendar month; plus five percent (5%) of Houma Truck Plaza & Casino, L.L.C.'s quarterly EBITDA (as hereinafter defined), payable within forty-five (45) days following the end of each calendar quarter.

          C. Three percent (3%) of the monthly Gross Revenue (as hereinafter defined) of JALOU-CASH'S, L.L.C., payable within seven (7) days following the end of each calendar month; plus five percent (5%) of JALOU-CASH'S,.L.L.C.'s quarterly EBITDA (as hereinafter defined), payable within forty-five (45) days following the end of each calendar quarter.

          D. "Facility" shall mean: each of: (a) Winner's Choice Casino, L.L.C., a Louisiana corporation; (b) Houma Truck Plaza & Casino, L.L.C., a Louisiana limited liability company; and (c) JALOU-CASH'S L.L.C., a Louisiana limited liability company.

          E. "Gross Revenues" shall mean: all revenues collected from any source for or as a result of the operation of each Facility, including, but not limited to, revenues from the sale of motor fuels, food and convenience items. No taxes, license fees, permits or any other state, local/parish or municipality taxes or fees shall be deducted from revenue for the purposes of calculating "Gross Revenues" hereunder. Notwithstanding the foregoing, Manager acknowledges and agrees that actual payment of the Management Fee may only be made from those funds remaining after payment of all taxes, license fees, permits or any other state, local/parish and municipality taxes or fees.

          F.   "EBITDA"  shall  mean,  with reference to a Facility, for any one
               (1) calendar quarter, the sum of: (i) net income, plus (ii) interest expenses, plus (iii) the aggregate amount of federal, state and local taxes on or measured by income (whether or not payable during that period), plus (iv) depreciation and amortization. Within ninety (90) days following the end of each fiscal year, the Manager shall cause its certified public accountant to calculate EBITDA for the prior calendar year. Such computation shall be made strictly in accordance with GAAP, consistently applied, and verified by a certified public accountant chosen by the Owner. The Owner and Manager shall adjust, if necessary, the total Management Fee paid during the prior calendar year based upon the foregoing calculation.

          No Management Fee shall be due nor paid to Manager by Owner for any particular Facility until and unless both Gross Revenues and EBITDA are actually generated by such Facility.

          The Management Fee shall constitute full and complete compensation for all activities hereunder by the Manager or any Management Employee and relating to any Facility, whether performed prior to or following the Effective Date of this Agreement.

          The parties hereto acknowledge that JALOU L.L.C. will continue to manage the facility owned by JALOU OF ST. MARTIN L.L.C. (the "St. Martin
Facility") and that the St. Martin Facility shall not be a part of this Agreement.

     11.  HOLD  HARMLESS.
          --------------

          Owner agrees to defend, with counsel selected by Owner, and save harmless and indemnify Manager from all claims, liabilities, expenses, costs, damages, choses in action and fines and all incidental costs, fees and expenses (including reasonable attorneys fees) (collectively the "Liabilities") arising out of or in connection with Manager's management of the Facilities and the performance of Manager's duties hereunder and from injuries suffered by any employees or other person whomsoever; provided, however, in no event shall the Owner be obligated to indemnify nor defend the Manager for any Liabilities arising out of the negligence or willful misconduct of the Manager, its employees and agents.

          Manager agrees to defend, with counsel selected by the Owner, and save harmless and indemnify Owner from all Liabilities arising out of or in connection with the performance of Manager's duties hereunder and from injuries suffered by any employees or other person whomsoever as a result of the negligence or willful misconduct of the Manager, its employees or agents.

     12.  NON-COMPETE.
          -----------

          In further consideration for the Management Fee, the Manager, for itself and its officers, directors, shareholders, partners, employees, agents, representatives, affiliates, successors and assigns, agrees during the term of this Agreement and for a period of two (2) years following the termination of this Agreement within the geographical boundaries of the State of Louisiana, not to: (a) own, manage, operate, control, be employed by, participate in or be connected with any aspect of a video poker truck stop facility or other business which derives any portion of its revenues from legal or illegal gaming or the sale of motor fuels, whether as proprietor, owner, partner, stockholder, director, officer, employee, agent, manager, consultant, joint venturer, contractor, investor or other participant; or (b) be otherwise involved or connected in any manner with the ownership, management, operation, promotion, advertisement, solicitation of customers, marketing or sales efforts or control of any enterprise that carries on or engages in a business, directly or indirectly, in competition with the Owner or any Facility.

          The foregoing restrictions are an obligation not to do an act or take an action. Manager for itself and its officers, directors, shareholders, partners, employees, agents, representatives, affiliates, successors and assigns, acknowledges that the foregoing obligation not to do an act is a material inducement for the Owner to enter into this Agreement and is a necessary and appropriate restriction. Manager for itself and its officers, directors, shareholders, partners, employees, agents, representatives, affiliates, successors and assigns, acknowledges that the taking of such an action as prohibited in this Section 12 would significantly impair or otherwise
                              ----------
damage  the  value  of  the  businesses  of  the  Owner.

          If a court of competent jurisdiction determines that the restrictions contained herein are too restrictive to be enforced, in whole or in part, this provision shall not be invalid, and both the Owner and the Manager agree that the court shall modify the restrictions contained herein to the extent necessary to permit their enforcement.

          In the event of a breach or threatened breach of the provisions of this Section 12, the Owner shall be entitled to an injunction restraining the
      -----------
Manager from competing against the Owner or from rendering any services to any person, firm, corporation, association, partnership or other entity that is competing against the Owner. Nothing contained in this section shall be construed as prohibiting the Owner from pursuing any other remedies available for a breach or threatened breach of the restrictions contained in this Section
                                                                         -------
12,  including  the  recovery  of  damages  from  the  Manager.
--

     13.  TERM.
          ----

          This Agreement shall become effective on the Effective Date, and unless sooner terminated and as provided herein, shall continue in effect for a five (5) year term.

     14.  TERMINATION.
          -----------

          This Agreement may be terminated upon the occurrence of any of the following circumstances:

          A.   By  either  party,  upon  sixty  (60)  days prior written notice;

          B.   By  Owner in the event Owner sells, or otherwise disposes of, one
(1)  or  more  of  the  Facilities;

          C. Upon the default in the performance or observance of any term, condition or covenant contained in this Agreement by the Manager, and such default shall continue for a period of thirty (30) days after written notice thereof shall have been given to the Manager specifying such default and requesting that the same be remedied;

          D. Upon written notice thereof to Manager by Owner, if Manager shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or an insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under the present or any future bankruptcy act, or any other present or future applicable statute or law relative to bankruptcy, insolvency, or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, conservator or liquidator of Manager (the term "acquiesce," as used herein, being deemed to include, but not be limited to, the failure to file a petition or motion to vacate or discharge any order, judgment or decree providing for such appointment within the time specified by law) and the same shall remain unvacated or unstayed for more than ninety (90) days from the date of entry thereof;

          E. Upon written notice thereof to Manager by Owner, if a court of competent jurisdiction shall enter an order, judgment or decree approving a petition filed against Manager seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future bankruptcy act, or any other present or future applicable statute or law relating to bankruptcy, insolvency or other relief for debtors, and Manager shall acquiesce (as herein above defined) in the entry of such order, judgment or decree, or the same shall remain unvacated or unstayed for more than ninety (90) days from the date of entry thereof, or any trustee, receiver, conservator or liquidator of Manager shall be appointed without the consent of or with the acquiescence of Manager and such appointment shall remain unvacated and unstayed for more than ninety (90) days;

          F. Upon written notice thereof to Manager by Owner, if Manager shall admit in writing its inability to pay its debts as they mature; or if Manager shall give notice to any governmental body of insolvency or pending insolvency, or suspension or pending suspension of operation; or if Manager shall make an assignment for the benefit of creditors to take any other similar action for the protection or benefit of creditors; or

          G. At the option of the Owner, to be exercised in its sole discretion, upon the violation of any federal, state or local gaming or liquor laws, rules or regulations.

          Upon any termination of this Agreement, Manager shall forthwith surrender and deliver to Owner all funds then in Manager's bank account(s) maintained for Owner and any and all funds due Owner which might be received by Manager after termination. Manager shall also deliver to Owner such contracts, documents, papers and records pertaining to the Facilities or to this Agreement as Owner may request and furnish all such information and take all such action as Owner shall reasonably require in order to effectuate an orderly and systematic termination of Manager's duties and activities hereunder.

          Upon any termination of this Agreement, Owner shall have no obligation to pay any Management Fee accruing after the date of termination, and Manager does herewith waive, release and surrender any and all rights it may have at law or in equity to any such Management Fee(s) accruing after the date of any termination hereunder.

     15.  FUEL  PRICING.  Owner  shall  retain  all ultimate pricing and control
          -------------
of all fuels sold at any Facility and Owner shall purchase all fuels sold at any Facility. Manager is specifically not authorized to establish any credit account on behalf of Owner with any fuel distributor without the prior consent of the Owner. Owner shall establish a fuel bank account and daily fuel sales will be directly deposited into that account by Manager.

     Notwithstanding the foregoing, Owner shall permit Manager to determine, subject to review and the ultimate authority of Owner, the price of fuel sold at any Facility and to do all that is reasonable and necessary to achieve the fuel sales described above. Relative to pricing, Manager agrees that all fuel sold at any Facility shall be done so in accordance with the Video Draw Poker

Devices Control Law in general and specifically, LSA-R.S. 27:306(A)(4)(c)(iv) which incorporates the statutory limitations contained within the Unfair Sales Law at LSA-R.S. 51:427 et seq.

     16.     COMPLIANCE  WITH LAW AND REGULATIONS.  Manager does hereby agree to
             ------------------------------------
abide by and comply with all laws and applicable regulations in operating any qualified truck stop facility and with all provisions of the law and regulations that govern video draw poker devices upon the premises of any truck stop facility. Owner does hereby reserve and shall retain ultimate authority, supervision and control over the entire premises of each Facility, as would be required to satisfy any and all regulatory obligations necessary for the lawful operation of each such Facility.

     17.     AGREEMENT  NOT A LEASE.  This Agreement shall not be construed as a
             ----------------------
lease  of  any  portion  of  any  Facility  by  the  Manager.

     18.     AGREEMENT  NOT  TO  BE  CONSTRUED AS A PARTNERSHIP.  This Agreement
             --------------------------------------------------
shall not be deemed to give rise to a partnership relationship and neither party hereto shall have the authority to bind or obligate the other party in any transaction without the prior express written consent of the other party.

     19.     ASSIGNMENT.  This  Agreement  and the rights hereunder shall not be
             ----------
assignable by Manager. This Agreement and the rights hereunder may be assigned by Owner.

     20.     NOTICES.  All notices, demands or other communica-tions to be given
             -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (c) three (3) business days after posting in the United States mail having been mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (d) when sent via facsimile if a copy is delivered personally, couriered or mailed to the recipient as set forth above. Such notices, demands and other communications shall be sent to the parties at the addresses first indicated above or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     21.     AMENDMENTS  AND  WAIVERS.  No  oral  modification  hereof  shall be
             ------------------------
binding upon the parties; all modifications and amendments shall be in writing and signed by the parties. Failure by any party to insist upon or enforce any of its respective rights, benefits or remedies shall not constitute a waiver thereof. Any party hereto may waive the benefit of any provision or condition for such party's benefit contained in this Agreement; provided, however, such a waiver must be made in writing.

     22.     SEVERABILITY.  Whenever  possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effec-tive and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     23.     COUNTERPARTS.  This  Agreement  may  be  executed  in  two  or more
             ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     24.     DESCRIPTIVE  HEADINGS; INTERPRETATION.  The descriptive headings of
             -------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement.

     25.     GOVERNING  LAW.  This  Agreement shall be governed by and construed
             --------------
in accordance with the laws of the State of Ohio, without regard to principles of conflict of laws, and the parties expressly agree that venue, for all purposes hereunder, shall rest exclusively with the state and federal courts of the State of Ohio.

     26.     CONSTRUCTION.  The  parties hereto have participated jointly in the
             ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant.

     27.     COMPLETE  AGREEMENT.  This  Agreement is the complete agreement and
             -------------------
understanding among the parties and supersede any prior agreements or representations by or among the parties, written or oral.

     28.     ADDITIONAL  INSTRUMENTS  AND  INFORMATION.  The  parties  agree and
             ------------------------------------------
obligate themselves to promptly execute any additional documents and instruments and take any other actions necessary and proper for the complete and expeditious implementation and satisfaction of the provisions and intent of this Agreement. In addition, Manager agrees that during and subsequent to the term of this Agreement, Manager shall have a continuing duty to supply such information and documentation and to perform such acts as may be required by any federal, state or local authority or the liquor and gaming laws of the State of Louisiana.




     [The  remainder  of  this  page  is  left  intentionally  blank.]

THUS DONE AND PASSED on the 1st day of February, 2001, at Richmond, State of Virginia, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                                  MANAGER:
                                            Colonial Holdings Management, Inc.,
                                            a Virginia corporation

By:  /s/  Douglas  A.  Blackshear           By:  /s/  Ian  M.  Stewart
     ----------------------------           ----------------------------
By:  /s/  Donna  Robertson                  Ian  M.  Stewart,  President
     ---------------------

NOTARY  PUBLIC
By:  /s/  Perryann P. Whitehurst
     ---------------------------
My commission expires:  8/31/04


THUS DONE AND PASSED on the 1st day of February, 2001, at Cleveland, State of Ohio, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                                 OWNER:
                                           JALOU L.L.C., a Louisiana limited
                                           liability company

By:  /s/  Douglas  A.  Blackshear          By:  /s/  Ian  M.  Stewart
     ----------------------------          ----------------------------
By:  /s/  Donna  Robertson                  Ian  M.  Stewart
     ---------------------------

NOTARY  PUBLIC
By:  /s/  Perryann P. Whitehurst
     ---------------------------
My commission expires:  8/31/04


THUS DONE AND PASSED on the 1st day of February, 2001, at Cleveland, State of Ohio, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:                                OWNER:
                                          JALOU II INC., a Louisiana corporation

By:  /s/  Douglas A. Blackshear           By:  /s/  Ian  M.  Stewart
     ---------------------------          ---------------------------
By:  /s/  Donna  Robertson                Ian  M.  Stewart
     ---------------------------

NOTARY  PUBLIC
By:  /s/  Perryann P. Whitehurst
     ---------------------------
My commission expires:  8/31/04